CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : NOVEMBER 1999
Beginning of the Month Principal Receivables :                                                                    11,100,732,490.84
                                                                                                               --------------------
Beginning of the Month Finance Charge Receivables :                                                                  400,842,109.97
                                                                                                               --------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                               --------------------
Beginning of the Month Total Receivables :                                                                        11,501,574,600.81
                                                                                                               --------------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                               --------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                               --------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                               --------------------

Additional Principal Receivables :                                                                                   701,864,470.76
                                                                                                               --------------------
Additional Finance Charge Receivables :                                                                               35,811,107.18
                                                                                                               --------------------
Additional Total Receivables :                                                                                       737,675,577.94
                                                                                                               --------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                               --------------------

End of the Month Principal Receivables :                                                                          11,024,803,666.51
                                                                                                               --------------------
End of the Month Finance Charge Receivables :                                                                        393,666,675.74
                                                                                                               --------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                               --------------------
End of the Month Total Receivables :                                                                              11,418,470,342.25
                                                                                                               --------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                               --------------------
Adjusted Invested Amount of all Master Trust Series                                                                9,832,976,677.68
                                                                                                               --------------------

End of the Month Seller Percentage                                                                                           10.81%
                                                                                                               --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : NOVEMBER 1999                                                            ACCOUNTS                      RECEIVABLES
                                                                                          --------                      -----------
End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                    188,406.00          206,659,788.39
                                                                                      ----------------------   --------------------
      60 - 89 Days Delinquent                                                                    116,516.00          135,630,818.67
                                                                                      ----------------------   --------------------
      90 + Days Delinquent                                                                       182,994.00          243,203,882.50
                                                                                      ----------------------   --------------------

      Total 30 + Days Delinquent                                                                 487,916.00          585,494,489.56
                                                                                      ----------------------   --------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              5.13%
                                                                                                               --------------------

Defaulted Accounts During the Month                                                               53,944.00           49,366,611.45
                                                                                      ----------------------   --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          5.34%
                                                                                                               --------------------



CAPITAL ONE MASTER TRUST (COLLECTIONS)

MONTHLY PERIOD : NOVEMBER 1999                                     COLLECTIONS                  PERCENTAGES
                                                                   -----------                  -----------
Total Collections and Gross Payment Rate                              1,676,442,856.03               14.58%
                                                                  ---------------------    -----------------

Collections of Principal Receivables and Principal Payment Rate       1,442,101,218.98               12.99%
                                                                  ---------------------    -----------------

      Prior Month Billed Finance Charge and Fees                        186,859,196.04
                                                                  ---------------------
      Amortized AMF Income                                               16,438,143.48
                                                                  ---------------------
      Interchange Collected                                              19,922,479.29
                                                                  ---------------------
      Recoveries of Charged Off Accounts                                 14,619,588.88
                                                                  ---------------------
      Collections of Discounted Receivables                                       0.00
                                                                  ---------------------

Collections of Finance Charge Receivables and Annualized Yield          237,839,407.69               25.71%
                                                                  ---------------------    -----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)

MONTHLY PERIOD : NOVEMBER 1999

Beginning Unamortized AMF Balance                                                             66,353,746.09
                                                                                           -----------------
+     AMF Slug for Added Accounts                                        20,260,876.76
                                                                  ---------------------
+     AMF Collections                                                    12,940,372.84
                                                                  ---------------------
-     Amortized AMF Income                                               16,438,143.48
                                                                  ---------------------
Ending Unamortized AMF Balance                                                                83,116,852.21
                                                                                           -----------------












                                                     /s/ Charles Kim
                                                     -----------------------
                                                     Charles Kim
                                                     Securitization Manager



                                                                    Page 8 of 38